UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2021 (December 20, 2021)

 PHYSICIANS REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland		001-36007	46-2519850
(State of Organization)		(Commission File Number)	(IRS Employer Identification No.)

309 N. Water Street, Suite 500		53202
Milwaukee	Wisconsin
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (414) 367-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DOC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 6, 2021, Physicians Realty Trust (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission in connection with the entry by its operating partnership, Physicians Realty L.P. (the “Operating Partnership”), into a master transaction agreement, dated October 1, 2021 (the “Master Transaction Agreement”), with Landmark Healthcare Companies LLC (the “Seller”). On December 20, 2021 (the “Closing Date”), the Company completed its acquisition of 14 medical office buildings located in eight states, comprising approximately 1,435,000 net leasable square feet (the “Landmark Portfolio”).

Prior to the Closing Date, and pursuant to the terms of the Master Transaction Agreement, the parties agreed to the removal of the Deltona medical office building from the Landmark Portfolio. As a result of such removal and pursuant to the terms of the Master Transaction Agreement, the aggregate transaction value of the Landmark Portfolio decreased to $750.0 million. The Operating Partnership paid the transaction value for the Landmark Portfolio through:

•the issuance of approximately $146.5 million of Series A Preferred Units of the Operating Partnership (“Series A Preferred Units”) to a subsidiary of the Seller (the “OPU Holder”);
•the issuance of approximately $116.5 million of Common Units of the Operating Partnership (“Common Units” and, together with the “Series A Preferred Units,” the “Operating Partnership Units”) to the OPU Holder;
•the incurrence of indebtedness on certain properties within the Landmark Portfolio in a net amount of approximately $100 million; and
•cash payments on the Closing Date from proceeds from borrowings under the Company’s and the Operating Partnership’s Third Amended and Restated Credit Agreement, dated September 24, 2021, with KeyBank National Association, as administrative agent, KeyBanc Capital Markets, Inc., BMO Capital Markets and Citizens Bank, N.A., as lead arrangers and co-book runners, BMO Capital Markets and Citizens Bank, N.A., as co-syndication agents, and the lenders party thereto (the “Credit Agreement”).

Item 3.02. Unregistered Sales of Equity Securities.

As described above and in the Original Form 8-K, a portion of the transaction value was paid through the issuance of Series A Preferred Units and Common Units of the Operating Partnership.

Pursuant to the Master Transaction Agreement, on the Closing Date, the Operating Partnership issued 672,978 Series A Preferred Units and 6,561,521 Common Units to the OPU Holder and the OPU Holder became bound by the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Partnership Agreement”), which entitles the OPU Holder, at a future time following a one-year holding period, to cause the Operating Partnership to redeem the Common Units in exchange for cash, or at the Operating Partnership’s option, for the Company’s common shares, pursuant to a formula provided in the Partnership Agreement.

Pursuant to the Master Transaction Agreement, on the fifth business day after the Closing Date, the Operating Partnership will borrow approximately $146.5 million under the Credit Agreement and distribute such amount to the OPU Holder in full redemption of all of the Series A Preferred Units.

The Operating Partnership Units were issued (a) in a private placement in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder and (b) to an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act.

Item 8.01. Other Events.

On December 3, 2021, the Operating Partnership and the Seller entered into a First Amendment to Master Transaction Agreement (the “First Amendment”) to extend the deadline for the delivery of certain third-party consents by the Seller prior to closing.

On December 8, 2021, the Operating Partnership and the Seller entered into a Second Amendment to Master Transaction Agreement (the “Second Amendment”) to extend the deadline for the consummation of a bridge financing by the Seller prior to closing and delivery of certain other items related to closing.

On December 20, 2021, the Operating Partnership and the Seller entered into a Letter Agreement (the “Letter Agreement”), relating to the Master Transaction Agreement pursuant to which, among other things, the parties agreed to the repayment of existing indebtedness on certain properties within the Landmark Portfolio with, among other sources, the proceeds from a loan agreement that was entered into by the Seller at closing. Following such repayment, the net amount of indebtedness on properties within the Landmark Portfolio remains unchanged at $100 million.

The foregoing summary of certain terms of the Master Transaction Agreement, as amended or supplemented by the First Amendment, the Second Amendment and the Letter Agreement, does not purport to be complete and is qualified in its entirety by reference to the complete text of the Master Transaction Agreement, a copy of which was filed as Exhibit 2.1 to the Original Form 8-K and is incorporated by reference herein, and the complete text of the First Amendment, the Second Amendment and the Letter Agreement, copies of which are filed as Exhibits 2.2, 2.3 and 2.4 to this Current Report, respectively, and incorporated by reference herein.

Item 9.01. Financial Statement and Exhibits.

(d)  Exhibits.

2.1
Master Transaction Agreement, dated October 1, 2021, between Physicians Realty L.P. and Landmark Healthcare Companies LLC (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2021 and incorporated by reference herein).

2.2	First Amendment to Master Purchase Agreement, dated as of December 3, 2021 between Physicians Realty L.P. and Landmark Healthcare Companies LLC.
2.3	Second Amendment to Master Purchase Agreement, dated as of December 8, 2021 between Physicians Realty L.P. and Landmark Healthcare Companies LLC.
2.4	Letter Agreement dated December 20, 2021 between Physicians Realty L.P. and Landmark Healthcare Companies LLC.*
99.1	Press Release, dated December 20, 2021, issued by Physicians Realty Trust.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Certain schedules (or similar attachments) have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish copies of such schedules (or similar attachments) to the U.S. Securities and Exchange Commission upon request.
Forward-Looking Statements

This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, “continue”, “intend”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements may include statements regarding the Company’s strategic and operational plans, the Company’s ability to generate internal and external growth, the future outlook, anticipated cash returns, cap rates or yields on properties, pending acquisitions, anticipated closing of property acquisitions, including the transactions discussed in this Current Report, ability to execute its business plan, and the impact of the Coronavirus (COVID-19) pandemic on the Company’s business. While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, not all of which are known to the Company and many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These risks and uncertainties are described in greater detail in the Company’s filings with the Securities and Exchange Commission (the “Commission”), including, without limitation, the Company’s annual and periodic reports and other documents filed with the Commission. Unless legally required, the Company disclaims any obligation to update any forward-looking statements after the date of this release, whether as a result of new information, future events or otherwise. For a discussion of factors that could impact the Company’s results, performance, or transactions, see Part I, Item 1A (Risk Factors) of the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 21, 2021		PHYSICIANS REALTY TRUST

		By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1
Master Transaction Agreement, dated October 1, 2021, between Physicians Realty L.P. and Landmark Healthcare Companies LLC (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2021 and incorporated by reference herein).

2.2	First Amendment to Master Purchase Agreement, dated as of December 3, 2021 between Physicians Realty L.P. and Landmark Healthcare Companies LLC.
2.3	Second Amendment to Master Purchase Agreement, dated as of December 8, 2021 between Physicians Realty L.P. and Landmark Healthcare Companies LLC.
2.4	Letter Agreement dated December 20, 2021 between Physicians Realty L.P. and Landmark Healthcare Companies LLC.*
99.1	Press Release, dated December 20, 2021, issued by Physicians Realty Trust.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Certain schedules (or similar attachments) have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish copies of such schedules (or similar attachments) to the U.S. Securities and Exchange Commission upon request.